VIRTUS SGA Global Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2024
($ reported in thousands)
	Shares	Value
Common Stocks—99.0%
Communication Services—7.8%
Alphabet, Inc. Class C	51,918	$ 9,523
Meta Platforms, Inc. Class A	15,474	7,802
Universal Music Group N.V.	379,773	11,299
		28,624

Consumer Discretionary—12.2%
Amazon.com, Inc.(1)	102,372	19,784
LVMH Moet Hennessy Louis Vuitton SE	8,360	6,389
MercadoLibre, Inc.(1)	5,350	8,792
Yum! Brands, Inc.	76,380	10,117
		45,082

Consumer Staples—2.0%
CP ALL PCL Foreign Shares	4,999,200	7,492
Financials—21.6%
AIA Group Ltd.	1,069,408	7,258
Aon plc Class A	36,493	10,714
Corpay, Inc.(1)	25,591	6,818
HDFC Bank Ltd. ADR	242,925	15,627
MSCI, Inc. Class A	20,244	9,752
S&P Global, Inc.	29,228	13,036
Visa, Inc. Class A	62,091	16,297
		79,502

Health Care—18.5%
Alcon, Inc.	119,720	10,664
Danaher Corp.	41,848	10,456
ICON plc ADR(1)	33,637	10,544
Novo Nordisk A/S Class B	101,825	14,704
STERIS plc	49,143	10,789
UnitedHealth Group, Inc.	21,807	11,105
		68,262

Industrials—2.9%
Canadian Pacific Kansas City Ltd.	133,890	10,541
Information Technology—34.0%
Apple, Inc.	46,681	9,832
Atlassian Corp. Class A(1)	49,515	8,758
Autodesk, Inc.(1)	30,489	7,545
	Shares	Value

Information Technology—continued
Infosys Ltd. Sponsored ADR	636,829	$ 11,858
Intuit, Inc.	17,530	11,521
Microsoft Corp.	51,105	22,841
NVIDIA Corp.	100,570	12,424
Salesforce, Inc.	41,436	10,653
ServiceNow, Inc.(1)	10,355	8,146
Synopsys, Inc.(1)	14,065	8,370
Workday, Inc. Class A(1)	59,867	13,384
		125,332

Total Common Stocks (Identified Cost $287,740)		364,835

Total Long-Term Investments—99.0% (Identified Cost $287,740)		364,835

TOTAL INVESTMENTS—99.0% (Identified Cost $287,740)		$364,835
Other assets and liabilities, net—1.0%		3,817
NET ASSETS—100.0%		$368,652

Abbreviations:
ADR	American Depositary Receipt
MSCI	Morgan Stanley Capital International
PCL	Public Company Limited
S&P	Standard & Poor’s

Footnote Legend:
(1)	Non-income producing.

Country Weightings†
United States	65%
India	8
Denmark	4
Netherlands	3
United Kingdom	3
Switzerland	3
Ireland	3
Other	11
Total	100%
† % of total investments as of June 30, 2024.
The following table summarizes the value of the Fund’s investments as of June 30, 2024, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2024	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$364,835	$364,835
Total Investments	$364,835	$364,835
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2024.
There were no transfers into or out of Level 3 related to securities held at June 30, 2024.
See Notes to Schedule of Investments

VIRTUS SGA Global Growth Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2024
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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